Exhibit 10.1

                              CONSENT TO EXTENSION

        THIS CONSENT TO EXTENSION (this "Consent"), is made and entered into as of April 5, 2004, by and among HEICO CORPORATION, a Florida corporation (the "Borrower"), the several banks and other financial institutions from time to time party hereto (collectively, the "Lenders") and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the "Administrative Agent").

                              W I T N E S S E T H:

        WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a certain Revolving Credit Agreement, dated as of May 15, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to the Borrower;

        WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent extend the Revolving Commitment Termination Date pursuant to Section 2.24 of the Credit Agreement, and subject to the terms and conditions hereof, the Lenders consent and are willing to do so;

        NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Lenders and the Administrative Agent agree as follows:

        1.      Amendment to Revolving Commitment Termination Date.

        (a) Section 1.1 of the Credit Agreement is hereby amended by replacing the definition of "Revolving Commitment Termination Date" in its entirety with the following definition:

                        "Revolving Commitment Termination Date" shall mean the
                earliest of (i) May 15, 2007, as extended pursuant to Section 2.24, (ii) the date on which the Revolving Commitments are terminated pursuant to Section 2.9 and (iii) the date on which all amounts outstanding under this Agreement have been declared or have automatically become due and payable (whether by acceleration or otherwise)."

        2. Conditions to Effectiveness of this Consent. Notwithstanding any other provision of this Consent and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Consent shall not become effective, and the Borrower shall have no rights under this Consent, until the Administrative Agent shall have

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

received (i) reimbursement or payment of its costs and expenses incurred in connection with this Consent (including reasonable fees, charges and disbursements of King & Spalding LLP, counsel to the Administrative Agent), and
(ii) executed counterparts to this Consent from the Borrower, each of the Subsidiary Loan Parties and the Lenders;

        3. Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Consent, each Loan Party hereby represents and warrants to the Lenders and the Agent that:

        (a) The execution, delivery and performance by such Loan Party of this Consent (i) are within such Loan Party's power and authority; (ii) have been duly authorized by all necessary corporate and shareholder action; (iii) are not in contravention of any provision of such Loan Party's certificate of incorporation or bylaws or other organizational documents; (iv) do not violate any law or regulation, or any order or decree of any Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Loan Party or any of its Subsidiaries is a party or by which such Loan Party or any such Subsidiary or any of their respective property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of such Loan Party or any of its Subsidiaries; and (vii) do not require the consent or approval of any Governmental Authority or any other Person;

        (b) This Consent has been duly executed and delivered for the benefit of or on behalf of each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights and remedies in general;

        (c) at the time of and immediately after giving effect to this extension, no Default or Event of Default shall exist;

        (d) all representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the date hereof, in each case before and after giving effect thereto (except to the extent such representations and warranties relate solely to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Loan Documents);

        (e) since the date of the annual financial statements of the Borrower described in Section 4.4 of the Credit Agreement, there has been no change which has had or could reasonably be expected to have a Material Adverse Effect; and

        (f) after giving effect to this Consent, the Revolving Credit Exposure will not exceed the Aggregate Revolving Commitment Amount.

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

        4.      Reaffirmations and Acknowledgments.

        (a) Reaffirmation of Guaranty. Each Subsidiary Loan Party consents to the execution and delivery by the Borrower of this Consent and jointly and severally ratify and confirm the terms of the Subsidiary Guaranty Agreement with respect to the indebtedness now or hereafter outstanding under the Credit Agreement as amended hereby and all promissory notes issued thereunder. Each Subsidiary Loan Party acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Borrower to the Lenders or any other obligation of the Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Borrower, the Subsidiary Guaranty Agreement (i) is and shall continue to be a primary obligation of the Subsidiary Loan Parties, (ii) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Subsidiary Loan Parties under the Subsidiary Guaranty Agreement.

        (b) Acknowledgment of Perfection of Security Interest. Each Loan Party hereby acknowledges that, as of the date hereof, the security interests and liens granted to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Credit Agreement and the other Loan Documents.

        5. Effect of Consent. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Consent shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Consent shall constitute a Loan Document for all purposes of the Credit Agreement.

        6. Governing Law. This Consent shall be governed by, and construed in accordance with, the internal laws of the State of Florida and all applicable federal laws of the United States of America.

        7. No Novation. This Consent is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

        8. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Consent, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.

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

        9. Counterparts. This Consent may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Consent by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

        10. Binding Nature. This Consent shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

        11. Entire Understanding. This Consent sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

                           [Signature Pages To Follow]

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

        IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed, under seal in the case of the Borrower and the Subsidiary Loan Parties, by their respective authorized officers as of the day and year first above written.

                                      BORROWER:

                                      HEICO CORPORATION

                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                      SUBSIDIARY LOAN PARTIES:

                                      HEICO AEROSPACE HOLDINGS CORP.

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          Treasurer

                                      HEICO AEROSPACE CORPORATION

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          Treasurer

                    [SIGNATURE PAGE TO CONSENT TO EXTENSION]

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

                                      JET AVION CORPORATION

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          Treasurer

                                      LPI INDUSTRIES CORPORATION

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          Treasurer

                                      AIRCRAFT TECHNOLOGY, INC.

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          Treasurer

                                      ATI HEAT TREAT CORPORATION

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          President and Treasurer

                                      JET AVION HEAT TREAT CORPORATION

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          President and Treasurer

                                      N.A.C. ACQUISITION CORPORATION

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          President and Treasurer

                    [SIGNATURE PAGE TO CONSENT TO EXTENSION]

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

                                      NORTHWINGS ACCESSORIES CORP.

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          Treasurer

                                      KINETIC TECHNOLOGIES, INC.

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          Treasurer

                                      HNW BUILDING CORP.

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          President and Treasurer

                                      MCCLAIN INTERNATIONAL, INC.

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          Treasurer

                                      MCCLAIN PROPERTY CORP.

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          Treasurer

                                      ASSOCIATED COMPOSITE, INC.

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          Treasurer

                    [SIGNATURE PAGE TO CONSENT TO EXTENSION]

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

                                      ROGERS-DIERKS, INC.

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          Treasurer

                                      TURBINE KINETICS, INC.

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          Treasurer

                                      AIR RADIO & INSTRUMENTS CORP.

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          Treasurer

                                      THERMAL STRUCTURES, INC.

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          Treasurer

                                      TSI QUALITY HONEYCOMB HOLDINGS CORP.

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          President and Treasurer

                                      FUTURE AVIATION, INC.

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          Treasurer

                    [SIGNATURE PAGE TO CONSENT TO EXTENSION]

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

                                      AVITECH ENGINEERING CORPORATION

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          Treasurer

                                      ATK ACQUISITION CORP.

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          President and Treasurer

                                      AVIATION FACILITIES, INC.

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          Treasurer

                                      HEICO AEROSPACE PARTS CORP.

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          Treasurer

                                      JETSEAL, INC.

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          Treasurer

                                      HEICO AEROSPACE C&A CORP.

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          Treasurer

                    [SIGNATURE PAGE TO CONSENT TO EXTENSION]

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

                                      AD HEICO ACQUISITION CORP.

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          President and Treasurer

                                      AERODESIGN, INC.

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          President

                                      By
                                          --------------------------------------
                                          Elizabeth R. Letendre
                                          Secretary

                                      BATTERY SHOP, L.L.C.

                                      By: AD HEICO Acquisition Corp.,
                                          its sole member

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          President and Treasurer

                                      NIACC TECHNOLOGY, INC.

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          Treasurer

                                      HEICO ELECTRONIC TECHNOLOGIES CORP.

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          Treasurer

                    [SIGNATURE PAGE TO CONSENT TO EXTENSION]

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

                                      RADIANT POWER CORP.

                                      By
                                          -------------------------------------
                                          Thomas S. Irwin
                                          Treasurer

                                      LEADER TECH, INC.

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          Treasurer

                                      SANTA BARBARA INFRARED, INC.

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          Treasurer

                                      101 LUMMIS ROAD CORP.

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          President and Treasurer

                                      ANALOG MODULES, INC.

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          Treasurer

                                      INERTIAL AIRLINE SERVICES, INC.

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          Treasurer

                    [SIGNATURE PAGE TO CONSENT TO EXTENSION]

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

                                      HEICO EAST CORPORATION

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          Treasurer

                                      HEICO-NEWCO, INC.

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          President and Treasurer

                                      HEICO ENGINEERING CORPORATION

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          President and Treasurer

                                      HEICO-JET CORPORATION

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          President and Treasurer

                                      HEICO BEARINGS CORP.

                                      By
                                          --------------------------------------
                                          Thomas S. Irwin
                                          President and Treasurer

                    [SIGNATURE PAGE TO CONSENT TO EXTENSION]

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

                                      LENDERS:

                                      SUNTRUST BANK, as Administrative
                                      Agent, as Issuing Bank, as Swingline
                                      Lender and as a Lender

                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                      WACHOVIA BANK, NATIONAL ASSOCIATION

                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                      HSBC BANK USA

                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                      REGIONS BANK

                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                      COMMERCEBANK, N.A.

                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                    [SIGNATURE PAGE TO CONSENT TO EXTENSION]

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

                                      NORTHERN TRUST BANK OF FLORIDA, N.A.

                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                      ISRAEL DISCOUNT BANK OF NEW YORK

                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                    [SIGNATURE PAGE TO CONSENT TO EXTENSION]

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